A Liver Disease Medicines Company NASDAQ: OCRX J A N UA R Y   2 0 1 7

2 Forward‐Looking Statements Certain statements in this presentation constitute “forward‐looking statements” within the meaning of  the Securities Act of 1933, as amended (the “Securities Act”), and Securities Exchange Act of 1934, as  amended (“Exchange Act”), including, without limitation, all statements related to the OCR‐002 clinical  development program, including patient enrollment estimates, expected timing for the receipt of clinical  data, the potential success of OCR‐002 in clinical trials, the size of the potential market opportunity for  OCR‐002, as well as cash projections, and we intend these forward‐looking statements to be covered by  the safe harbor provisions for forward‐looking statements contained in the Securities Act and the  Exchange Act and are making this statement for purposes of complying with those safe harbor provisions.  These forward‐looking statements reflect our current views about our plans, intentions, expectations,  strategies and prospects, which are based on the information currently available to us and on  assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and  prospects as reflected in or suggested by those forward‐looking statements are reasonable, we can give  no assurance that the plans, intentions, expectations or strategies will be attained or achieved.  Furthermore, actual results may differ materially from those described in the forward‐looking statements  and will be affected by a variety of risks and factors that are beyond our control, including those risks and  uncertainties discussed under “Risk Factors” in our Annual Report on form 10‐K for the year ended  December 31, 2015, as well as other risks detailed in our subsequent filings with the SEC. All information  in this presentation is as of the date of this presentation, and we undertake no duty to update this  information unless required by law.

3 Seeking to Provide Continuity of Care from Treatment to Prevention Developing Therapeutics for  Liver Diseases Lead Program OCR‐002 Ammonia Scavenger for Hepatic Encephalopathy (HE)  IV‐Phase 2b ACUTE Oral‐Phase 1 CHRONIC

# Investment Highlights

**DIFFERENTIATED PRODUCT FOR UNMET NEED**

- OCR-002 for Hepatic Encephalopathy (HE): ~$1.5-2B potential U.S. market opportunity
- Novel ammonia scavenger; broad IP protection & WW rights
- IV formulation for acute use and oral formulation for chronic use
- Only direct ammonia scavenger in development for HE

**ANTICIPATED NEWS FLOW NEXT TWO QUARTERS**

- IV Phase 2b STOP-HE study data
- Oral Phase 2a multi-dose study initiation in cirrhotic patients

**FINANCIAL STRENGTH**

- Cash as of September 30, 2016: $32.5M
- Existing cash resources expected to fund development into Q1 2018

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5 LINDA S. GRAIS, MD, JD President & Chief Executive Officer STAN BUKOFZER, MD Chief Medical Officer MICHAEL BYRNES, MBA Chief Financial Officer Experienced Leadership AND a Team with Deep Clinical and Development Experience

6 Disorientation Impaired  Motor Skills Personality Changes Stupor Coma Death 0 1 2 3 4 Hepatic Encephalopathy (HE):  Neurocognitive Disorder in Serious Liver Disease Blood Stream Ammonia Gut Elevated Ammonia Levels Drive HE Note: 0 to 4 as measured by West Haven Scale

# OCR-002 Mechanism of Action: Clears Ammonia When the Liver Cannot


Ornithine
Contributes to Glutamate, which combines with Ammonia to Create Glutamine
Glutamate
+
Ammonia
Gut
OCR-002
Phenylacetic Acid (PAA)
+
Glutamine
Non-Toxic Carrier of Ammonia, Contributes to Muscle Building
PAA Combines with Glutamine to Form Phenylacetylglutamine (PAGN) Which Is Excreted Through Kidneys
PAGN
Kidney
PAGN Excretion

Note: Simplification of MOA

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# Ammonia Lowering Reduced Risk of HE in HALT-HE Study



Review Article
Pathogenesis of Hepatic Encephalopathy
Neurobiology of ammonia
Correlation between Ammonia Levels and the Severity of Hepatic Encephalopathy
LIVER FAILURE/CIRRHOSIS/PORTAL HYPERTENSION
Arterial Ammonia and Clinical Risk Factors for Encephalopathy and Intracranial Hypertension in Acute Liver Failure
HEPATOLOGY
Randomized, Double-Blind, Controlled Study of Glycerol Phenylbutyrate in Hepatic Encephalopathy
Ammonia Metabolism and Hyperammonemic Disorders
Pathophysiology of Hepatic Encephalopathy: A New Look at Ammonia
Roger F. Butterworth

- Studies have long observed an association between ammonia and HE
- Causal link demonstrated by Ravicti® HALT-HE Study
  - Significantly delayed time to next HE episode ($p<0.05$)[1]
  - Significantly reduced proportion of patients who experienced HE episode ($p=0.02$)[1]
  - Patients with baseline fasting ammonia >1.5x upper limit of normal had a six-fold elevation in rate of annualized HE episodes compared to patients with fasting ammonia between 0-1.5x ULN ($p<0.01$)[2]

[1] "Randomized, Double-Blind, Controlled Study of Glycerol Phenylbutrate in Hepatic Encephalopathy" Rockey, et al. Hepatology 2014; 59:1073-1083
[2] "Fasting Ammonia ($NH_3$) as a Predictor or Hepatic Encephalopathy (HE) Events" Vierling, et al. Journal of Hepatology 2013; 58: S63-S227

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9 OCR‐002 is the ONLY Direct Ammonia Scavenger in  Development for HE Treatment and Prevention Ammonia RIFAXIMIN Non‐Absorbed Antibiotic  Kills Gut Bacteria − Only approved for maintenance,  not acute treatment − Does not directly clear circulating  ammonia LACTULOSE Laxative, Used for Decades + Inexpensive − Hard to administer − Diarrhea − Poor compliance Current  Treatments are  Indirect and  Limited to Oral RAVICTI Active Ingredient: Phenylacetate + Ammonia scavenger approved for UCD + Strong clinical efficacy for HE prevention − HE development halted by Horizon − Priced for genetic ultra‐orphan disease,  unsuitable for HE AMMONUL Sodium Phenylacetate and Sodium Benzoate + Potent in acute urea cycle disorders − Requires large volumes − Label cautions usage due to high sodium  load; electrolyte and fluid shifts may be  unsafe in HE patients Other  Ammonia Scavengers  Not Approved for HE

10 OCR‐002 Designed to Treat HE • IV easy to administer in acute care patients – Peripheral IV line, low infusion volume and neutral pH  – Rapid onset  – Demonstrated favorable safety and tolerability profile in sick  population – No sodium load or electrolyte disturbances • Oral formulation for chronic care patients – PAA validated ammonia scavenger in HALT‐HE Study for  prevention of HE – Provides continuity of care for patients at home – Provides opportunity for step‐down care post IV therapy

11 • Sample size of approximately 230 patients provides 80% power to detect the difference at study‐end that  was observed at the planned interim analysis STOP‐HE Phase 2b: OCR‐002 IV for Overt HE Enrollment Complete – Data Q1 2017 *As scored by a modified version of the West Haven Scale Key Exclusion • Kidney failure/dialysis • Life expectancy < 2 weeks HOSPITALIZED  CIRRHOTICS Key Inclusion • West Haven* Score ≥ 2 • Ammonia >ULN • Standard of care (SOC)  treatment and observation • Physician’s choice for SOC • Patients must remain in   HE  • Weed out rapid  responders MINIMUM 12‐HOUR PRE‐SCREEN • Randomized 1:1  − placebo + SOC − drug +  SOC • Continuous infusion for up  to 5 days • Patient assessed 2x/day • Primary Endpoint: Time to  meaningful clinical  improvement in HE  symptoms TREATMENT

12 • Primary Endpoint: Time to meaningful clinical improvement in HE symptoms • Secondary Endpoints: Time to complete resolution of HE symptoms, % responders, length of hospital stay • Exploratory endpoints: Ammonia interrelationships, hospital discharge destination Meaningful Clinical Improvement = Event As Scored by Modified Version of West Haven Scale Stage / Symptoms Meaningful Clinical Improvement 4 to 2 or  lower 3 to 2 or  lower 2 to 1  or  lower 0 1 2 3 4 ‐ ‐ ‐ H o s p i t a l i z a t i o n   ‐ ‐ ‐Comatose Stuporous Disoriented Difficult to Arouse Asterixis Mild Confusion Normal M o d e r a t e M i l d S e v e r e

13 STOP‐HE Study Powering Assumptions Initial Design Following DMC  Recommendation  At Interim Analysis PBO Active PBO Active Percent Response thru  5 days (120 hrs) 45% 65% ? ? Median Time to  Response  5.7 days (139 hrs) 3.2 days (79 hrs) ? ? Treatment Benefit 2.5 days (60 hrs)* Observed by DMC Total Patients 200 ~230 Power 80% 80% • 200 patients is 80% powered to show treatment benefit of 60 hours • 230 patients is 80% powered to show treatment benefit at the end of the study  that was observed by the DMC at the interim analysis *Any Treatment Benefit in Excess of 24 hours is Considered Meaningful

# Dose Rationale for OCR-002 Informed by HALT-HE

| | STUDY | |
|---|---|---|
| | **RAVICTI®<br>Phase 2 HALT-HE** | **OCR-002<br>STOP-HE (Enrollment Complete)** STOP HE |
| Dose of Drug | 6mL BID = 13.2g/day | 10g/15g/20g/day<br>(depending on liver function, dose adjustment to normalize PAA levels) |
| Mean PAA Exposure | 65-150µg/mL[1] | Target: 75-150µg/mL |
| Clinical Results | Statistically significant reductions in incidence of HE events and time to first event[2] | Promising interim analysis; sample size recommendation highly suggestive of treatment benefit |
| **Conclusion** | **Dose sufficient for clinical benefit** | **Dosing strategy to achieve similar PAA levels as RAVICTI® study** |

[1] "Glycerol Phenylbutyrate in Patients With Cirrhosis and Episodic Hepatic Encephalopathy: A Pilot Study of Safety and Effect on Venous Ammonia Concentration" Ghabril, et al. Clinical Pharmacology in Drug Development 2013; 2(3) 278-284

[2] "Randomized, Double-Blind, Controlled Study of Glycerol Phenylbutrate in Hepatic Encephalopathy" Rockey, et al. Hepatology 2014; 59:1073-1083

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15 Outlook for STOP‐HE Favorable  Safety and  Tolerability  Profile PROMISING FACTORS Appropriate  Dosing Level Clinically  Validated  Mechanism Encouraging Interim  Analysis Enrollment Completed; Data Expected Q1 2017

16 Oral OCR‐002 Unique Opportunity  Develop orally‐administered formulation of OCR‐002 in concert  with IV formulation to provide continuity of care for HE patients GOAL OF OCR‐002  ORAL PROGRAM  Phase 1 program showed favorable single‐dose PK data  Phase 2a study with new optimized tablet formulation planned  for H1 2017 STATUS AND  NEXT STEPS  1.5‐2M cirrhotics at risk of hepatic encephalopathy in the U.S.  Less than 10% of at risk population represents $900M ‐ $1.2B  potential revenue opportunity in the U.S. alone  High re‐hospitalization rate for those discharged MARKET  OPPORTUNITY

17 Proof of Principle Achieved in Phase 1 Program Phase 1: Cirrhotic Patient Study – Completed Q1 17 Single Dose Orally‐Administered OCR‐002 Findings include: Single IV Dose of OCR‐002VS • Absolute bioavailability > 95% in the fasted state • Pharmacokinetics supporting convenient dosing Extended‐Release Formulations of OCR‐002 Glycerol Phenylbutyrate (RAVICTI®) Immediate‐Release Oral Solution of OCR‐002 VS Phase 1: Healthy Volunteer Study – Completed Q4 15 Findings include: • Rapid onset of adequate plasma PAA concentrations with all OCR‐002 formulations • Sustained higher drug levels and PAGN than Ravicti All doses and treatment arms of OCR‐002 observed were safe and well‐tolerated

18 Oral OCR‐002 Phase 2a Study; Initiation H1 2017 Multi‐Dose Orally‐Administered OCR‐002 Glycerol Phenylbutyrate (RAVICTI®)VS Phase 2a: Cirrhotic Patients Evaluation of: • New optimized tablet formulation of OCR‐002 • Steady state pharmacokinetics • Pharmacodynamics • OCR‐002 vs. Clinically‐validated ammonia scavenger

19 Ammonia Brain Swelling3 Portal  Hypertension2 NASH4 Protein  Catabolism5 Neuronal Cell Death1 Elevated Ammonia Correlated with Other Complications  of Cirrhosis; OCR‐002 Potentially Beneficial 1 Oral Presentation; Clément et al (AASLD 2015) 2 Jalan, et al “Ammonia produces pathological changes in human hepatic  stellate cells and is a target for therapy of portal hypertension” J Hepatology  2016 p. 823‐233 3 Oral Presentation; Ventura‐Cots et al (AASLD 2015) 4 Poster #908; Thomsen et al (AASLD 2015) 5 Poster #1523; Bosoi et al (AASLD 2015)

# Addressing a Serious Problem

Multiple Causes of Liver Disease (U.S.)


Alcohol Use
NASH / Fatty Liver
Hepatitis
Drug Exposure
Autoimmune Diseases
Diabetes
Obesity


~200K Patients with OHE[4]
AT RISK OF OHE
~1.5-2M[3]
LIVER CIRRHOSIS
5.5M Million[2]
CHRONIC LIVER DISEASE
30-35M[1]

[1] American Liver Foundation, Clinical Gastroenterology and Hepatology, 2011;9:524-530 Zobair et al
[2] Clin Liver Dis (2012) 73-89 Khungar et al
[3] Hepatology August 2014 AASLD guideline, Annual risk for development 20% (Clin Gastroenterol Hepatol 201 November, Bajaj)
[4] HCUP, Company estimate

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21 1 HCUP Database 2 Clinical Gastroenterology and Hepatology 2012;10:1034–1041 3 Annualized based off of actual reported revenues from Q1‐16 through Q3‐16 HE: Large and Growing Healthcare Burden Rising Hospitalizations1 (000s) • Total national charges  related to HE: $7 Billion2 • HE hospitalizations  continue to grow despite  Rifaximin launch in 20101 • Rifaximin annual revenues:  $900+ Million3 • HE patient demographics  show increase in severity  of illness, elderly  population, and obesity as  comorbidities2 105 107 106 110 120 133 141 148 156 83 104 180 196 252 275 331 380 436 2006 2007 2008 2009 2010 2011 2012 2013 2014 Hepatic Coma Encephalopathy Rifaximin  approved for  Prevention of  HE April 2010

# HE: Longer Hospitalization Drives Cost

## Long Patient Stays[1]

### HE Patient Distribution


60% >4days
>14 days
15%
1-4 days
40%
5-14 days
45%

## Hospital Cost Drivers

### Hospital stay/ICU stay and Medicare

- ~One third of HE patients are treated in ICU[1]
  - Average in-patient hospital bed "cost" is $1,500-$2,000/Day[2]
  - ICU cost approximately ~2.5X[3]
- 45-50% of hospitalized HE patients are on Medicare[1]
  - Hospitals start losing money around day four

**Faster Improvement in HE Can Reduce Length of Stay**

[1] Ocera market research (CMS Medicare U.S. data 2011)
[2] Becker's Review / Hospital Review / May 2015
[3] HCUP Hospital Intensive Care Units 2011

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# Significant Commercial Opportunity for IV and Oral OCR-002

## IV

- Up to 600K annual hospitalizations[1]
- Potentially favorable reimbursement
- $1,300 / day for OCR-002[2]
- Presumed standard of care
- Protocol in most institutions


$600 - 800MM
$900 - 1.2MM

## ORAL

- Seeks to provide continuity of care with IV
- Goal is to prevent re-hospitalization and enable patients to remain stable at home

**~200K** PATIENTS ANNUALLY → **~$1.5-2B** U.S. OPPORTUNITY

[1] HCUP Database (includes ICD-9 codes 572.2/hepatic coma and 348.3/ encephalopathy NOS)
[2] Company research

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24 Valuable Commercial Estate  BROAD PATENTS Composition  of Matter to 2030 (not including  Hatch‐Waxman  extension) ORPHAN STATUS IN US WORLDWIDE RIGHTS

25 HIGH HE Burden UNMET Medical Need ONLY Direct Ammonia Scavenger for HE PROMISING Clinical Programs ATTRACTIVE Commercial Opportunity NEAR TERM MILESTONES • STOP‐HE P2b Data • Oral P2a Multi‐dose Study Initiation V11022016